Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying Annual Report on Form 10-K of Crescent Energy Company (the “Company”) for the year ended December 31, 2025 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), David Rockecharlie, Chief Executive Officer of the Company, and Brandi Kendall, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his/her knowledge:

i. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2026

/s/ David Rockecharlie
David Rockecharlie
Chief Executive Officer
(Principal Executive Officer)

/s/ Brandi Kendall
Brandi Kendall
Chief Financial Officer
(Principal Financial Officer)